Exhibit 1.1

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

8,350,000 Shares of Common Stock

Underwriting Agreement

July 20, 2009

Jefferies & Company, Inc.

520 Madison Avenue

16th Floor

New York, NY 10022

UniCredit CAIB Securities UK Ltd.

Moor House

120 London Wall

London EC2Y 5ET

United Kingdom

As Representatives of the several Underwriters listed in Schedule 1 hereto

Ladies and Gentlemen:

Central European Distribution Corporation, a Delaware corporation (the “Company”), proposes to issue and sell to the several Underwriters listed in Schedule 1 hereto (the “Underwriters”), an aggregate of 6,850,000 shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company; and Mark Kaoufman (the “Selling Stockholder”) proposes to sell to the Underwriters 1,500,000 shares of Common Stock of the Company (collectively, the “Underwritten Shares”). In addition, the Company proposes to issue and sell to the Underwriters, at the option of the Underwriters, up to an additional 835,000 shares of Common Stock of the Company (the “Option Shares”). The Underwritten Shares and the Option Shares are herein referred to collectively as the “Shares.” Jefferies & Company, Inc. and UniCredit CAIB Securities UK Ltd. have agreed to act as representatives of the several Underwriters (in such capacity, the “Representatives”) in connection with the offering and sale of the Shares.

Each of the Company and the Selling Stockholder hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Shares, as follows:

1. Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “U.S. Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the U.S. Commission thereunder (collectively, the “Securities Act”), a registration statement (File No. 333-149487), including a prospectus, relating to the Shares. Such registration statement, as amended at the time it becomes effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the

Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before it becomes effective, any prospectus filed with the U.S. Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included or deemed to be included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Shares. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Any reference in this Underwriting Agreement (this “Agreement”) to the Registration Statement, any Preliminary Prospectus, the Prospectus or the Time of Sale Information (as defined herein) shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus, the Prospectus or the Time of Sale Information, as the case may be, and any reference to “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus, the Prospectus or the Time of Sale Information shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the U.S. Commission thereunder (collectively, the “Exchange Act”), that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to the time when sales of the Shares were first made (the “Time of Sale”), the Company had prepared the following information (collectively with the pricing information set forth on Annex C, the “Time of Sale Information”): a Preliminary Prospectus dated July 13, 2009, and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex C hereto.

2. Purchase of the Shares by the Underwriters. (a) The Company agrees to issue and sell to each Underwriter, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company, at a price per share of $23.40 (the “Company Purchase Price”), that number of Underwritten Shares (subject, however, to such adjustments to eliminate any fractional shares as the Representatives in their sole discretion shall make) obtained by multiplying 6,850,000 Underwritten Shares by a fraction the numerator of which is the number of Underwritten Shares set forth opposite such Underwriter’s name in Schedule 1 hereto and the denominator of which is the total number of Underwritten Shares.

The Selling Stockholder agrees to sell to each Underwriter, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Selling Stockholder, at a price per share of $23.40, that number of Underwritten Shares (subject, however, to such adjustments to eliminate any fractional shares as the Representatives in their sole discretion shall make) obtained by multiplying 1,500,000 Underwritten Shares by a fraction the numerator of which is the number of Underwritten Shares set forth opposite such Underwriter’s name in Schedule 1 hereto and the denominator of which is the total number of Underwritten Shares.

In addition, the Company agrees to issue and sell the Option Shares to the several Underwriters as provided in this Agreement, and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from the Company the Option Shares at the Company Purchase Price.

If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule 1 hereto (or such number increased as set forth in Section 10 hereof) bears to the aggregate number of Underwritten Shares being purchased from the Company and the Selling Stockholder by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Shares as the Representatives in their sole discretion shall make.

The Underwriters may exercise the option to purchase the Option Shares at any time in whole, or from time to time in part, on or before the twenty-fifth day following the date of this Agreement (such period, the “Over-allotment Period”), by written notice from the Representatives to the Company. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.

(b) Each of the Company and the Selling Stockholder understands that the Underwriters intend to make a public offering of the Shares as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Shares on the terms set forth in the Prospectus, it being mutually understood by the Company, the Selling Stockholder and the Underwriters that no “offer of any shares to the public” within the meaning of the Polish Act on Public Offer (as defined below) will be made in Poland. Each of the Company and the Selling Stockholder acknowledges and agrees that the Underwriters may offer and sell Shares to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Shares purchased by it to or through any Underwriter.

(c) Each Underwriter agrees, severally and not jointly, to refund immediately to the Selling Stockholder on the Closing Date, in immediately available funds, an amount equal to the product of (i) 1% of the public offering price per share (as defined in Annex C hereof), multiplied by (ii) 1,500,000 Underwritten Shares, multiplied by (iii) a fraction the numerator of which is the number of Underwritten Shares set forth opposite such Underwriter’s name in Schedule 1 hereto and the denominator of which is the total number of Underwritten Shares.

(d) Payment for the Shares shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives, in the case of the Underwritten Shares sold by the Company, and to the account specified by the Selling Stockholder, in the case of the Underwritten Shares sold by the Selling Stockholder (which payment to the Selling Stockholder shall take into account the immediate refund provided in Section 2(c) hereof)), to the Representatives, at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153 at 10:00 A.M., New York City time, on July 24, 2009, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives, the Company and the Selling Stockholder may agree upon in writing or, in the case of the Option Shares, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares is referred to herein as the “Closing Date” and the time and date for such payment for the Option Shares, if other than the Closing Date, is herein referred to as the “Additional Closing Date.”

Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on such date, in definitive form registered in such names and in such denominations as the Representatives shall request in writing not later than two full business days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of such Shares duly paid by the Company or the Selling Stockholder, as applicable. The certificates for the Shares, or true copies thereof, will upon request be made available for inspection by the Representatives at the office set forth above not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

(e) The Company shall pay an additional incentive fee of $250,000 to the Representatives for their efforts in coordinating the offer and sale of the Shares. Such discretionary fee shall be divided evenly between the Representatives.

(f) Each of the Company and the Selling Stockholder acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Selling Stockholder with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Selling Stockholder or any other person. Additionally, neither the Representatives nor any other Underwriter is advising the Company, the Selling Stockholder or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. Each of the Company and the Selling Stockholder shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or the Selling Stockholder with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

3. Representations and Warranties of the Company and the Selling Stockholder. (a) The Company represents and warrants to the Underwriters that:

(i) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the U.S. Commission or the Polish Financial Supervisory Commission (the “Polish Commission”), and each Preliminary Prospectus included in the Time of Sale Information, at the time of filing thereof with the U.S. Commission, complied in all material respects with the Securities Act, and no Preliminary Prospectus, at the time of filing thereof with the U.S. Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by the Underwriters consists of the information described as such in Section 7(c) hereof.

(ii) Time of Sale Information. The Time of Sale Information, at the Time of Sale, did not, and at the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Time of Sale Information, it being understood and agreed that the only such information furnished by the Underwriters consists of the information described as such in Section 7(c) hereof. No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom.

(iii) Issuer Free Writing Prospectus. Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not make, use, prepare, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives, other than a communication referred to in clause (i) below, an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex C hereto, each electronic road show and any other written communications approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and at the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus or Preliminary Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use in such Issuer Free Writing Prospectus or Preliminary Prospectus, it being understood and agreed that the only such information furnished by the Underwriters consists of the information described as such in Section 7(c) hereof. Each such Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Underwriters as described in Section 4(e), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any Preliminary Prospectus deemed to be a part thereof that has not been superseded or modified.

(iv) Registration Statement and Prospectus. The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the U.S. Commission not earlier than three years prior to the date hereof and may validly be used for the issuance and sale of the Shares to be issued and sold by the Company and for the sale of the Shares to be sold by the Selling Stockholder; and no notice of objection of the U.S. Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the U.S. Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or threatened by the U.S. Commission; as of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the U.S. Commission thereunder (collectively, the “Trust Indenture Act”), and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto, and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (ii) any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the

Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by the Underwriters consists of the information described as such in Section 7(c) hereof.

(v) Incorporated Documents. The documents incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, when they became effective or were filed with the U.S. Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, when such documents become effective or are filed with the U.S. Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(vi) Financial Statements. The financial statements and the related notes thereto of the Company and its consolidated subsidiaries, Lion/Rally Cayman 2 and its consolidated subsidiaries (“Lion/Rally Cayman 2”), the Russian Alcohol Group (“Russian Alcohol”), and MHWH and its consolidated subsidiary (collectively, “MHWH”), included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its consolidated subsidiaries, Lion/Rally Cayman 2 and its consolidated subsidiaries, Russian Alcohol and MHWH, as of the dates indicated and the results of their respective operations and the changes in their respective cash flows for the periods specified; such financial statements have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and the other financial information included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly the information shown thereby.

(vii) No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus, (i) there has not been any change in the capital stock (other than the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in, and the grant of options and awards under existing equity incentive plans described in, the Registration Statement, the Time of Sale Information and the Prospectus), long-term debt, notes payable or current portion of long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except, in the case of each of the foregoing clauses (i), (ii) and (iii), as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus.

(viii) Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority, or, in the case of the subsidiaries, the failure to be duly organized, validly existing and in good standing, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement (a “Material Adverse Effect”). The Company does not have any “significant subsidiaries” (as defined in Rule 1-02(w) of Regulation S-X under the Exchange Act) that are not listed in Exhibit 21 to the most recent Annual Report of the Company on Form 10-K that is incorporated by reference in the Registration Statement (such significant subsidiaries, the “Significant Subsidiaries”).

(ix) Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement, the Time of Sale Information and the Prospectus under the heading “Capitalization”; all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any preemptive or similar rights; except as described in or expressly contemplated by the Time of Sale Information and the Prospectus, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the descriptions thereof contained in the Registration Statement, the Time of Sale Information and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each Significant Subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable.

(x) Stock Options. With respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company and its subsidiaries (the “Company Stock Plans”), (i) each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended, so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Stock Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, including the rules of the NASDAQ Global Select Market and the Warsaw Stock Exchange and any other exchange on which Company securities are traded, and (iv) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the U.S. Commission in accordance with the Exchange Act and all other applicable laws. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Stock Options prior to, or otherwise coordinate the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations or prospects.

(xi) Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby or by the Time of Sale Information and the Prospectus has been duly and validly taken.

(xii) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(xiii) The Shares. The Shares to be issued and sold by the Company hereunder have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be duly and validly issued, fully paid and non-assessable and conform to the descriptions thereof in the Time of Sale Information and the Prospectus, and the issuance of the Shares will not be subject to any preemptive or similar rights.

(xiv) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xv) No Conflicts. The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares and the consummation by the Company of the transactions contemplated by this Agreement or the Time of Sale Information and the Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clause (i) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xvi) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares and the consummation by the Company of the transactions contemplated by this Agreement or the Time of Sale Information and the Prospectus, except for (i) the registration of the Shares under the Securities Act; (ii) such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws, or equivalent foreign laws, in connection with the purchase and distribution of the Shares by the Underwriters; and (iii) under the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(xvii) Legal Proceedings. Except as described in the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect; except as described or contemplated in the Registration Statement, the Time of Sale Information and the Prospectus, no such investigations, actions, suits or proceedings are threatened or, to the best knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement or the Prospectus that are not so described in the Registration Statement, the Time of Sale Information and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the

Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Time of Sale Information or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Time of Sale Information and the Prospectus.

(xviii) Independent Accountants of the Company. PricewaterhouseCoopers Sp. z o.o. (“PwC Warsaw”), which has certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the meaning of the applicable rules and regulations adopted by the U.S. Commission, the Polish Commission and the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and as required by the Securities Act.

(xix) Independent Accountants of Lion/Rally Cayman 2 – PwC. ZAO PricewaterhouseCoopers Audit (“PwC Moscow”), which has audited the consolidated financial statements of Lion/Rally Cayman 2 and its subsidiaries as of December 31, 2008 and for the period from its incorporation, is an independent registered public accounting firm with respect to Lion/Rally Cayman 2 within the meaning of the applicable rules and regulations adopted by the U.S. Commission and the PCAOB and as required by the Securities Act.

(xx) Independent Accountants of Russian Alcohol – PwC. PwC Moscow, which has audited the combined interim financial statements of Russian Alcohol as of July 8, 2008 and for the period ended July 8, 2008, is an independent registered public accounting firm with respect to Lion/Rally Cayman 2 within the meaning of the applicable rules and regulations adopted by the U.S. Commission and the PCAOB and as required by the Securities Act.

(xxi) Independent Accountants of Russian Alcohol – BDO. BDO Unicon (“BDO”), which has audited the consolidated and combined financial statements of Russian Alcohol as of and for the 2 years in the period ended December 31, 2007, is an independent auditor with respect to Russian Alcohol and its related entities within the meaning of the applicable rules and regulations adopted by the U.S. Commission and as required by the Securities Act.

(xxii) Independent Accountants of MHWH Limited – E&Y. Ernst & Young LLC (“E&Y”), which has certified certain consolidated financial statements of MHWH, is an independent registered public accounting firm with respect to MHWH within the meaning of the applicable rules and regulations adopted by the U.S. Commission and the PCAOB and as required by the Securities Act.

(xxiii) Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(xxiv) Title to Intellectual Property. The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and the conduct of their respective businesses will not conflict in any material respect with any such rights of others, and the Company and its subsidiaries have not received any notice of any claim of infringement of or conflict with any such rights of others, except as disclosed in the Registration Statement and the Prospectus or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xxv) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents and in the Time of Sale Information.

(xxvi) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement, the Time of Sale Information and the Prospectus, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the U.S. Commission thereunder (collectively, the “Investment Company Act”).

(xxvii) Taxes. The Company and its subsidiaries have paid all Polish and U.S. federal, state and local taxes, as well as other foreign taxes, and filed all tax returns required to be paid or filed through the date hereof, except for any taxes that are being disputed in good faith and for which adequate reserves have been set aside, and except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there is no material tax deficiency that has been, or would reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets.

(xxviii) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the Time of Sale Information and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as described in the Registration Statement, the Time of Sale Information and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(xxix) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not have a Material Adverse Effect.

(xxx) Compliance With Environmental Laws. (i) The Company and its subsidiaries (x) are, and at all prior times were, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (z) have not received notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect; and (iii) except as described in each of the Time of Sale Information and the Prospectus or as would not, individually or in the aggregate, have a Material Adverse Effect, (x) there are no proceedings that are pending, or that are known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, (y) the Company and its subsidiaries are not aware of any issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, and (z) none of the Company and its subsidiaries anticipates any capital expenditures relating to any Environmental Laws.

(xxxi) Hazardous Substances. There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic wastes or hazardous substances, including, but not limited to, any naturally occurring radioactive materials, brine, drilling mud, crude oil, natural gas liquids and other petroleum materials, by, due to or caused by the Company or any of its subsidiaries (or, to the best of the Company’s knowledge, any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or would reasonably be expected to be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any Environmental Laws or in a manner or to a location that would reasonably be expected to give rise to any liability under the Environmental Laws, except for any violation or liability which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xxxii) Compliance With ERISA. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company is not in violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder concerning the employees of the Company.

(xxxiii) Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the U.S. Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(xxxiv) Accounting Controls. The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Based on the Company’s most recent evaluation of its internal controls over financial reporting pursuant to Rule 13a-15(c), there are no material weaknesses in the Company’s internal controls that are not disclosed in the Registration Statement, the Time of Sale Information and the Prospectus. The Company’s auditors and the Audit Committee of the board of directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(xxxv) Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are reasonably believed by the Company to be adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(xxxvi) No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(xxxvii) Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and analogous laws of the European Union, including the Republic of Poland, the money laundering statutes of all other jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(xxxviii) Compliance with OFAC. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xxxix) No Restrictions on Subsidiaries. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(xl) No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(xli) No Registration Rights. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, no person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the U.S. Commission or the issuance and sale of the Shares.

(xlii) No Price Stabilization or Manipulation; Compliance with Regulation M. The Company has not taken, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares or any other “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)), whether to facilitate the sale or resale of the Shares or otherwise, and has taken no action which would directly or indirectly violate any provision of Regulation M.

(xliii) Business With Cuba. The Company has, to the extent applicable, complied in all material respects with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

(xliv) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Information and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(xlv) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in or incorporated into the Registration Statement, the Time of Sale Information and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(xlvi) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(xlvii) Status under the Securities Act. At the time of filing the Registration Statement and any post-effective amendments thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” and is a well-known seasoned issuer, in each case as defined in Rule 405 under the Securities Act. The Company has paid the registration fee for this offering pursuant to Rule 456(b)(1) under the Securities Act or will pay such fees within the time period required by such rule (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(xlviii) Assuming the accuracy of the representations of the Underwriters contained in Section 5 hereof, the offering and sale of the Shares in Poland did not and does not constitute an “offer of any shares to the public” within the meaning of the Polish Act on Public Offer (as defined below) or require the publication of a prospectus or information memorandum in accordance with the Polish Act of July 29, 2005 on Public Offer, Conditions Governing the Introduction of Financial Instruments to Organized Trading, and Public Companies (Dz. U. 2005, No. 184, item 1539, as amended) (the “Polish Act on Public Offer”).

(b) The Selling Stockholder represents and warrants to the Underwriters that:

(i) Underwriting Agreement. The Selling Stockholder has, and on the Closing Date will have, full right, power and authority required by law to enter into this Agreement and to comply with his obligations hereunder.

(ii) Title to Underwritten Shares to be Sold. The Selling Stockholder has, and on the Closing Date will have, good and valid title to the Underwritten Shares to be delivered by the Selling Stockholder on such Closing Date and the legal right and power to sell, transfer and deliver the Underwritten Shares to be sold by the Selling Stockholder pursuant to this Agreement and to comply with his other obligations hereunder.

(iii) Delivery of the Underwritten Shares to be Sold. Delivery of the Underwritten Shares that are sold by the Selling Stockholder pursuant to this Agreement will pass good and valid title to such Underwritten Shares, free and clear of any security interest, mortgage, pledge, lien, encumbrance or other adverse claim.

(iv) Non-Contravention; No Further Authorizations or Approvals Required. The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, this Agreement will not contravene or conflict with, result in a breach of, or constitute a default under, or require the consent of any other party to, any agreement or instrument to which the Selling Stockholder is a party or by which it is bound, any provision of applicable law or any judgment, order, decree or regulation applicable to the Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder, except to the extent that any such contravention, conflict, breach or default would not prevent or delay the Selling Stockholder’s ability to perform his obligations hereunder and would not give rise to any security interest, mortgage, pledge, lien, encumbrance or other adverse claim with respect to the Underwritten Shares to be sold by the Selling Stockholder pursuant to this Agreement. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency is required for the consummation by the Selling Stockholder of the transactions contemplated in this Agreement, except such as have been obtained or made and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from FINRA.

(v) No Registration, Preemptive, Co-Sale or Other Similar Rights. The Selling Stockholder (i) does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as are contemplated by Section 4(h) of this Agreement or are disclosed in the Registration Statement, Time of Sale Information and the Prospectus, including in such reports and statements filed by the Company with the U.S. Commission that are incorporated therein by reference, (ii) does not have any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company to the Underwriters pursuant to this Agreement, except for such rights as the Selling Stockholder has waived prior to the date hereof and as have been described in the Registration Statement, the Time of Sale Information and the Prospectus and (iii) does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement, the Time of Sale Information and the Prospectus.

(vi) No Further Consents. Except for such consents, approvals and waivers which have been obtained by the Selling Stockholder on or prior to the date of this Agreement, no consent, approval or waiver is required under any instrument or agreement to which the Selling Stockholder is a party or by which it is bound, in connection with the offering, sale or purchase by the Underwriters of any of the Shares which may be sold by the Selling Stockholder under this Agreement or the consummation by the Selling Stockholder of any of the other transactions contemplated hereby, except where the failure to obtain such consent, approval or waiver would not prevent or delay the Selling Stockholder’s ability to perform his obligations hereunder and would not give rise to any security interest, mortgage, pledge, lien, encumbrance or other adverse claim with respect to the Underwritten Shares to be sold by the Selling Stockholder pursuant to this Agreement.

(vii) Preliminary Prospectus, Time of Sale Information, Issuer Free Writing Prospectus, Registration Statement and Prospectus. (A) No Preliminary Prospectus, at the time of filing thereof with the U.S. Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (B) the Time of Sale Information, at the Time of Sale, did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (C) each Issuer Free Writing Prospectus, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (D) the Registration Statement, as of the effective date, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and (E) the Prospectus, as of the date of the Prospectus and any amendment or supplement thereto, does not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding anything to the contrary, the representations given by the Selling Stockholder in this Section 3(b)(vii) apply only to any statement or omission made with respect to information relating to the Selling Stockholder, it being expressly understood and agreed that (x) the only such information relating to the Selling Stockholder consists of the information that appears under the captions “Summary

– Our selling stockholder” and “Selling Stockholder” in the Time of Sale Information and the Prospectus and (y) the Selling Stockholder makes no representations, gives no warranty and shall have no liability with respect to the manner in which any discount or commission payable to the Underwriters pursuant to this Agreement is disclosed in any of the Registration Statement, the Prospectus, the Preliminary Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus, including, without limitation, the refund provided by Section 2(c) of this Agreement.

(viii) No Reliance on Other Information. The Selling Stockholder is not prompted to sell the Underwritten Shares to be sold by the Selling Stockholder by any information concerning the Company or any of its subsidiaries that is not set forth in the Registration Statement, the Time of Sale Information and the Prospectus or otherwise disclosed to the Underwriters.

(ix) No Broker’s Fees. The Selling Stockholder is not a party to any contract, agreement or understanding with any person (other than this Agreement and an agreement or understanding with Perella Weinberg Partners LP) that would give rise to a valid claim against the Selling Stockholder or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Underwritten Shares by the Selling Stockholder.

(xi) No Price Stabilization or Manipulation; Compliance with Regulation M. The Selling Stockholder has not taken, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares or any other “reference security” (as defined in Rule 100 of Regulation M), whether to facilitate the sale or resale of the Shares or otherwise, and has taken no action which would directly or indirectly violate any provision of Regulation M.

(xii) Transfer Taxes or Other Fees. The Selling Stockholder will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Shares to be sold by the Selling Stockholder to the several Underwriters, or otherwise in connection with the performance of the Selling Stockholder’s obligations hereunder.

(xiii) Distribution of Offering Materials by the Selling Stockholder. The Selling Stockholder has not distributed, and will not distribute, prior to the later of (i) the expiration or termination of the option granted to the several Underwriters under Section 2 hereof and (ii) the completion of the Underwriters’ distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than a preliminary prospectus, the Time of Sale Information or the Registration Statement; provided that nothing herein shall be deemed to prohibit the Selling Stockholder from, or to be inconsistent with the Selling Stockholder, selling any shares of Common Stock pursuant to any registration statement (and distributing any prospectus included therein) that the Company is permitted to file with respect to any shares of Common Stock beneficially owned by the Selling Stockholder pursuant to Section 4(h) of this Agreement.

4. Further Agreements of the Company and the Selling Stockholder. The Company and/or the Selling Stockholder, as applicable, severally and not jointly, covenants and agrees with the Underwriters that:

(a) Required Filings. The Company will file the final Prospectus with the U.S. Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act; will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the U.S. Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request. The Company will pay the registration fees for this offering within the time period required by Rule 456(b)(i) under the Securities Act prior to the Closing Date.

(b) Delivery of Copies. Upon request, the Company will deliver, without charge, (i) to the Representatives, two signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to the Underwriters (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period, as many copies of the Prospectus (including all amendments and supplements thereto) and each Issuer Free Writing Prospectus as the Representatives may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Shares by any Underwriter or dealer.

(c) Amendments or Supplements, Issuer Free Writing Prospectuses. Before making, preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, at any time during the Prospectus Delivery Period, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not make, prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably object.

(d) Notice to the Representatives. The Company will advise the Representatives promptly, and, upon request, confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed; (iv) of any request by the U.S. Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the U.S. Commission relating to the Registration Statement or any other request by the U.S. Commission for any additional information; (v) of the issuance by the U.S. Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any

Preliminary Prospectus, any of the Time of Sale Information or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Information or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vii) of the receipt by the Company of any notice of objection of the U.S. Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (viii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Time of Sale Information or the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e) Ongoing Compliance. (1) If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the U.S. Commission and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Time of Sale Information is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the U.S. Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Time of Sale Information as may be necessary so that the statements in the Time of Sale Information as so amended or supplemented will not, in the light of the circumstances, be misleading or so that the Time of Sale Information will comply with law.

(f) Blue Sky Compliance. The Company will qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Shares; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g) Earning Statement. The Company will make generally available to its security holders and the Representatives, in accordance with Rule 158 of the U.S. Commission, as soon as reasonably practicable an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the U.S. Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(h) Clear Market—Company. For a period (the “Company Lock-Up Period”) of 90 days after the date hereof, the Company will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Representatives, other than (A) the issuance and sale of the Shares to be sold hereunder; (B) the grant of any options or other equity awards, or the issuance of any shares of Common Stock or other securities of the Company upon the exercise of options or other equity awards granted under the Company’s equity incentive plans existing on the date hereof; (C) the issuance of any shares of Common Stock upon the exercise or conversion of securities outstanding on the date hereof; (D) the issuance of shares of Common Stock in connection with any acquisition or other strategic transaction undertaken by the Company, provided that, except in the case of the issuance of shares that would be covered by the registration statements contemplated by clause (G) below, the recipient shall execute a “lock-up” agreement substantially in the form of Annex E hereto agreeing not to dispose of such shares during the Company Lock-Up Period; (E) after 14 days after the date hereof, the filing of a registration statement on Form S-3 relating to the sale of up to 500,000 shares of Common Stock beneficially owned by the Selling Stockholder or the sale of such shares; (F) after the expiration of the Over-allotment Period, the filing of a registration statement relating to the sale of any remaining shares of Common Stock beneficially owned by the Selling Stockholder or the sale of such shares; (G) the filing of any registration statement under the Securities Act for the sale of shares of Common Stock that is contemplated by (x) the Registration Rights Agreement, dated as of May 7, 2009, by and among the Company, Lion/Rally Cayman 4, a company incorporated in the Cayman Islands, and Lion/Rally Cayman 5, a company incorporated in the Cayman Islands and (y) the Registration Rights Agreement, dated as of March 13, 2008, by and between the Company and Direct Financing Limited, a British Virgin Islands company, or, in either case, the issuance and sale of shares of Common Stock pursuant to any such Registration Statement, it being further understood that the Underwriters will not otherwise object to any such sales; or (H) up to 50,000 shares of Common Stock issued by the Company during the Company Lock-up Period. Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant with Rule 139 of the Securities Act and the Company’s securities are actively traded as defined in Rule 101(c)(1) of Regulation M.

(i) Clear Market—Selling Stockholder. For a period (the “Selling Stockholder Lock-Up Period”) of 14 days after the date hereof, the Selling Stockholder will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, other than the Shares to be sold hereunder. In addition, the Selling Stockholder will not, without the prior written consent of the Representatives, during the period ending 14 days after the date of the Prospectus, make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. Notwithstanding the foregoing, the Selling Stockholder may (A) establish or amend one or more sales plans (“Rule 10b5-1 Plans”) pursuant to Rule 10b5-1 under the Exchange Act, provided that no sales under such Rule 10b5-1 Plans may occur during the Selling Stockholder Lock-Up Period; (B) transfer or otherwise dispose of any shares of Common Stock pursuant to any Rule 10b5-1 Plan of the Selling Stockholder existing on the date hereof; (C) exercise any options to purchase shares of Common Stock, which options have been granted pursuant to employee benefit plans of the Company existing on the date of the Underwriting Agreement; and (D) transfer shares of Common Stock either (x) as a bona fide gift or gifts, provided that the donee or donees thereof shall execute a “lock-up” agreement substantially in the form of Annex E hereto agreeing not to dispose of such shares during the Selling Stockholder Lock-Up Period or (y) to any trust for the direct or indirect benefit of the Selling Stockholder or any member of the immediate family of the Selling Stockholder, provided that the trustee of such trust shall execute a “lock-up” agreement substantially in the form of Annex E hereto agreeing not to dispose of such shares during the Selling Stockholder Lock-Up Period.

(j) Use of Proceeds. The Company will apply the net proceeds from the sale of the Shares as described in the Registration Statement, the Time of Sale Information and the Prospectus under the heading “Use of Proceeds.”

(k) No Price Stabilization or Manipulation; Compliance with Regulation M. Neither the Company nor the Selling Stockholder will take, directly or indirectly, any action designed to, or that would reasonably be expected to, cause or result in any stabilization or manipulation of the price of the Shares or any other “reference security” (as defined in Rule 100 of Regulation M), whether to facilitate the sale or resale of the Shares or otherwise, or take any action which would directly or indirectly violate any provision of Regulation M in connection with the distribution of the Shares contemplated hereby.

(l) Reports. For a period of 180 days following the Closing Date, unless such documents are available electronically via the EDGAR system maintained by the U.S. Commission, the Company will furnish to the Representatives, upon request of the Representatives, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the U.S. Commission or any national securities exchange or automatic quotation system.

(m) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the U.S. Commission in accordance with Rule 433 under the Securities Act.

(n) Delivery of Forms W-8. The Selling Stockholder will deliver to the Representatives prior to the Closing Date a properly completed and executed United States Treasury Department Form W-8.

5. Certain Agreements of the Underwriters. Each Underwriter hereby represents and agrees that:

(a) It has not used, authorized use of, referred to or participated in the planning for use of, and will not use, authorize use of, refer to or participate in the planning for use of, any “free writing prospectus,” as defined in Rule 405 under the Securities Act (which term includes without limitation use of any written information furnished to the U.S. Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex C or prepared by the Company pursuant to Section 3(a)(iii) or Section 4(c) above (including any electronic road show), or (iii) any free writing prospectus prepared by such Underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

(b) It has not distributed and will not distribute any Underwriter Free Writing Prospectus referred to in clause (a)(i) in a manner reasonably designed to lead to its broad unrestricted dissemination.

(c) Without the prior written consent of the Company, it has not used and will not use any free writing prospectus that contains the final terms of the Shares unless such terms have previously been included in a free writing prospectus filed with the U.S. Commission; provided that the Underwriters may use a term sheet substantially in the form of Annex D hereto without the consent of the Company; provided, further, that any Underwriter using such term sheet shall notify the Company, and provide a copy of such term sheet to the Company, prior to, or substantially concurrently with, the first use of such term sheet.

(d) It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).

(e) Other than under the Securities Act in accordance with this Agreement, no action has been or will be taken by any of the Underwriters that would constitute a public offering of the Shares (or an “offer of any shares to the public” under the Polish Act on Public Offer) or would permit the possession or distribution of any Preliminary Prospectus, the Prospectus, the Time of Sale Information or any free writing prospectus or other offering or publicity material relating to the offer and sale of the Shares such that action for that purpose would be required under the laws of any jurisdiction, including without limitation the Polish Act on Public Offer. Each of the Underwriters have complied and will comply with all applicable laws and regulations of each jurisdiction in which it acquires, purchases, offers, sells or delivers the Shares or has in its possession or distributes any Preliminary Prospectus, the Prospectus, the Time of Sale Information or any free writing prospectus or other offering or publicity material relating to the offer and sale of the Shares, including without limitation the Polish Act on Public Offer. The Underwriters have obtained any consent, approval or permission required by it for the offer, sale or delivery by the Underwriters of the Shares under the laws and regulations in force in any jurisdiction to which it is subject, or in or from which it makes any offer, sale or delivery of Shares, including without limitation the Polish Act on Public Offer.

6. Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase the Underwritten Shares on the Closing Date or the Option Shares on the Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company and the Selling Stockholder of their respective covenants and other obligations hereunder and to the following additional conditions:

(a) Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act, shall be pending before or threatened by the U.S. Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the U.S. Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the U.S. Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b) Representations and Warranties. The representations and warranties of the Company and of the Selling Stockholder contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company and its officers and of the Selling Stockholder made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

(c) No Downgrade. Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded any securities or preferred stock of or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined by the U.S. Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any securities or preferred stock of or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

(d) No Material Adverse Change. No event or condition of a type described in Section 3(a)(vii) hereof shall have occurred or shall exist, which event or condition is not described in the Time of Sale Information (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

(e) Officers’ Certificate. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is satisfactory to the Representatives (i) confirming that such officers have carefully reviewed the Registration Statement, the Time of Sale Information and the Prospectus and, to the best knowledge of such officers, the representations set forth in Sections 3(a)(ii) and 3(a)(iv) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, (iii) to the effect set forth in paragraphs (a) and (c) above; and (iv) to the effect that no event or condition of a type described in Section 3(a)(vii) hereof shall have occurred or shall exist, which event or condition is not described in the Time of Sale Information (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto).

(f) Selling Stockholder’s Certificate. The Representatives shall have received on and as of the Closing Date a certificate of the Selling Stockholder (i) confirming that the Selling Stockholder has carefully reviewed the Registration Statement, the Time of Sale Information and the Prospectus and, to the best of his knowledge, the representations set forth in Section 3(b) hereof are true and correct and (ii) confirming that the other representations and warranties of the Selling Stockholder in this Agreement are true and correct and that the Selling Stockholder has complied with all agreements and satisfied all conditions on his part to be performed or satisfied hereunder at or prior to the Closing Date.

(g) Comfort Letters.

(i) On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, PwC Warsaw shall have furnished to the Underwriters, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Company and the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of the Company and its subsidiaries and with respect to the financial statements and certain financial information of Lion/Rally Cayman 2 and Russian Alcohol contained or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus; provided that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a “cut-off” date no more than three business days prior to such Closing Date or the Additional Closing Date, as the case may be.

(ii) On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, BDO shall have furnished to the Underwriters and Russian Alcohol, at the request of Russian Alcohol, letters, dated the respective dates of delivery thereof and addressed to Russian Alcohol and the Underwriters, in form and substance reasonably satisfactory to the Representatives and BDO, containing statements and information of the type customarily included in accountants’ “comfort letters” as prescribed by Statement on Auditing Standards 72 “Letters for Underwriters and Certain Other Requesting Parties” issued by the American Institute of Certified Public Accountants, as amended by Statements on Auditing Standards 76 and 86, issued by the AICPA, to underwriters and which they (BDO) are willing to perform and report upon with respect to the consolidated and combined financial statements of Russian Alcohol and its related entities which are incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus.

(iii) On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, E&Y shall have furnished to the Underwriters and MHWH, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to MHWH and the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the consolidated financial statements and certain financial information of MHWH contained or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus.

(h) Opinion and 10b-5 Statement of Counsel for the Company. Dewey & LeBoeuf LLP shall have furnished to the Representatives, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A hereto.

(i) Opinion of Counsel for the Selling Stockholder. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion of Darrois Villey Maillot Brochier, counsel for the Selling Stockholder, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex B hereto.

(j) Opinion and 10b-5 Statement of Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion and 10b-5 statement of Weil, Gotshal & Manges LLP with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(k) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares.

(l) Good Standing. The Representatives shall have received on and, to the extent reasonably practicable, as of the Closing Date or the Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company, and of the Company’s Significant Subsidiaries, in their respective jurisdictions of organization, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(m) Exchange Listing. The Shares to be delivered on the Closing Date shall have been approved for listing on the NASDAQ Global Select Market, subject to official notice of issuance.

(n) Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Annex E hereto, between you and each of the executive officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date or the Additional Closing Date, as the case may be.

(o) Additional Documents. On or prior to the Closing Date, the Company and the Selling Stockholder shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

7. Indemnification and Contribution.

(a) Indemnification of the Underwriters by the Company. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) or any Time of Sale Information (including any Time of Sale Information that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

(b) Indemnification of the Underwriters by the Selling Stockholder. The Selling Stockholder agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) or any Time of Sale Information (including any Time of Sale Information that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made with respect to information relating to the Selling Stockholder, it being understood and agreed that (x) the only such information relating to the Selling Stockholder consists of the information that appears under the captions “Summary – Our selling stockholder” and “Selling Stockholder” in the Prospectus and (y) the Selling Stockholder shall have no liability or indemnity obligations whatsoever with respect to the manner in which any discount or commission payable to the Underwriters pursuant to this Agreement is disclosed in any of the Registration Statement, the Prospectus, the Preliminary Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus, including, without limitation, the refund provided by Section 2(c) of this Agreement; provided, however, that the Selling Stockholder will not be liable in any such case to the extent that such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information furnished to the Company in writing by an Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; provided, further, however, that the liability under this subsection of the Selling Stockholder shall be limited to an amount equal to the aggregate gross proceeds after underwriting commissions and discounts, but before expenses, to the Selling Stockholder from the sale of the Underwritten Shares sold by the Selling Stockholder hereunder.

(c) Indemnification of the Company and the Selling Stockholder. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the Selling Stockholder to the same extent as the indemnity set forth in paragraphs (a) and (b) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by the Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the information contained in the last sentence of the 9th paragraph and the 15th, 16th, 17th, 18th and 19th paragraphs, under the caption “Underwriting.”

(d) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to paragraphs (a), (b) or (c) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraphs (a), (b) or (c) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraphs (a), (b) or (c) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses, to the extent reasonable, shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representatives; any such separate firm for the Company, its directors, its officers and any control persons of the Company shall be designated in writing by the Company; and any such separate firm for the Selling Stockholder shall be designated in writing by the Selling Stockholder. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request; (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; and (iii) the Indemnified Person shall have given the Indemnifying Person at least 30 days’ prior notice of its intention to settle. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(e) Contribution. If the indemnification provided for in paragraphs (a), (b) and (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other, from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same respective proportions as the aggregate net proceeds (before deducting expenses) received by the Company and the Selling Stockholder from the sale of the Shares and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Shares. The relative fault of the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(f) Limitation on Liability. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(g) Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

8. Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

9. Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company and the Selling Stockholder, if after the execution and delivery of this Agreement and prior to the Closing Date or the Additional Closing Date, as the case may be, (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on the NASDAQ Global Select Market or by the U.S. Commission; (iii) a general moratorium on commercial banking activities shall have been declared by U.S. federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States (including, but not limited to, the Republic of Poland), that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

10. Defaulting Underwriter. (a) If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company and the Selling Stockholder on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Company and the Selling Stockholder shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company and the Selling Stockholder as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of Shares to be purchased on such date, then the Company and the Selling Stockholder shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company and the Selling Stockholder as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Shares to be purchased on such date, or if the Company and the Selling Stockholder shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Shares on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Company or the Selling Stockholder, except that the Company will continue to be liable for the payment of expenses as set forth in Section 11 hereof (other than the fees and expenses of the Underwriters’ counsel) and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company, the Selling Stockholder or any non-defaulting Underwriter for damages caused by its default.

11. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, subject to the provisions of Section 10(c) hereof, the Company will pay or cause to be paid all costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholder hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Time of Sale Information and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing this Agreement; (iv) the fees and expenses of the Company’s counsel and independent accountants; (v) the Underwriters’ out-of-pocket expenses (except legal fees and expenses incurred in connection with any “road show” presentation to potential investors), subject to a cap of $75,000; (vi) except in the case of termination pursuant to clauses (i), (iii) or (iv) of Section 9, the reasonable fees and expenses of the Underwriters’ counsel; (vii) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the reasonable related fees and expenses of counsel for the Underwriters); (viii) the costs and charges of any transfer agent and any registrar; (ix) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, FINRA and the approval of the Shares for book-entry transfer by DTC; (x) all expenses incurred by the Company and the Underwriters in connection with any “road show” presentation to potential investors; and (xi) all expenses and application fees related to the listing of the Shares on the NASDAQ Global Select Market.

The Selling Stockholder agrees with the several Underwriters to pay (directly or by reimbursement) all fees and expenses incident to the performance of his obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to (i) fees and expenses of counsel and other advisors for the Selling Stockholder and (ii) expenses and taxes incident to the sale and delivery of the Shares to be sold by the Selling Stockholder to the Underwriters hereunder.

This Section 11 shall not affect or modify any separate, valid agreement relating to the allocation of payment of expenses between the Company, on the one hand, and the Selling Stockholder, on the other hand.

12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 7 hereof. Except for the rights of the Indemnified Persons, nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Shares from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

13. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Selling Stockholder and the Underwriters contained in this Agreement or made by or on behalf of the Company, the Selling Stockholder or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Selling Stockholder or the Underwriters.

14. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

15. Failure of the Selling Stockholder to Sell and Deliver Shares. If the Selling Stockholder shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by the Selling Stockholder pursuant to this Agreement at the Closing Date, then the Underwriters shall have the right, by written notice from the Representatives to the Company and the Selling Stockholder, to postpone the Closing Date, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

16. Miscellaneous. (a) Authority of the Representatives. Any action by the Underwriters hereunder may be taken by the Representatives on behalf of the Underwriters, and any such action taken by the Representatives shall be binding upon the Underwriters.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to (i) Jefferies & Company, Inc. at 520 Madison Avenue, 16th Floor, New York, New York 10022, Attention: General Counsel; and (ii) UniCredit CAIB Securities UK Ltd. at Moor House, 120 London Wall, London EC2Y 5ET United Kingdom (fax: +44 20 7826 7992), Attention: Pawel Tamborski, with a copy to Robert Koleczek. Notices to the Company shall be given to it at Central European Distribution Corporation, Two Bala Plaza, Suite 300, Bala Cynwyd, Pennsylvania 19004 (fax: (610) 667-3308); Attention: Chief Financial Officer. Notices to the Selling Stockholder shall be given to Mark Kaoufman, c/o The Whitehall Group, 26, Pravdy Str., Moscow, 127137, Russian Federation (fax: + 7 495 238 7690), with a copy to Ben Burman, Darrois Villey Maillot Brochier, 69, avenue Victor Hugo, Paris 75116, France (fax: + 33 1 45 02 49 59).

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company, the Selling Stockholder and the Underwriters hereby submit to the non-exclusive jurisdiction of the federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company, the Selling Stockholder and the Underwriters irrevocably and unconditionally waive any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in federal and state courts in the Borough of Manhattan in The City of New York and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum. The Company hereby irrevocably appoints CT Corporation System as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company by the person serving the same to the address provided in Section 16(b) above, shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

(d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

(g) Liability Several and not Joint. For the avoidance of doubt, the obligations and liabilities of the Company and of the Selling Stockholder under this Agreement shall be several and not joint and several.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By	/s/ William V. Carey
	Name:	William V. Carey
	Title:	Chairman, CEO and President

MARK KAOUFMAN

By	/s/ Mark Kaoufman
	Name:	Mark Kaoufman

Accepted: July 20, 2009

Acting on behalf of themselves and as Representatives of the several Underwriters listed in Schedule 1 hereto.

JEFFERIES & COMPANY, INC.

By	/s/ Grant D. Rice
Authorized Signatory

UNICREDIT CAIB SECURITIES UK LTD.

By	/s/ Sarah Williams
Authorized Signatory

By	/s/ Pawel Tamborski
Authorized Signatory

Schedule 1

Underwriter	Number of Underwritten Shares
Jefferies & Company, Inc.	3,757,500
UniCredit CAIB Securities UK Ltd.	3,757,500
Renaissance Securities (Cyprus) Limited	835,000

Total	8,350,000

Annex A

[Form of Opinion of Counsel for the Company]

1. The Company has been duly incorporated under the Delaware General Corporation Law (the “DGCL”) and is validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus.

2. The Company’s authorized capital stock is as set forth in the Preliminary Prospectus and the Prospectus in the first sentence under the caption “Description of Capital Stock – General.” The Shares have been duly authorized and the Primary Shares, when issued against payment therefore in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable and will not be subject to any preemptive rights pursuant to the Certificate of Incorporation, the Bylaws or the DGCL.

3. The statements included in the Preliminary Prospectus and the Prospectus under the caption “Material United States Federal Income Tax Considerations,” insofar as such statements describe certain provisions of the Internal Revenue Code of 1986, as amended, are accurate summaries of the matters therein described in all material respects. The statements included in the Preliminary Prospectus and the Prospectus under the caption “Description of Capital Stock,” insofar as such statements describe certain provisions of the Certificate of Incorporation, the Bylaws or the DGCL, are accurate summaries of the matters therein described in all material respects.

4. The Registration Statement has become effective under the Securities Act, and to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or threatened by the Commission; and each of the Preliminary Prospectus and the Prospectus has been filed with the Commission pursuant to, and in accordance with, Rule 424(b).

5. Each of the Registration Statement and the Prospectus (except in each case as to the Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), the financial statements and the notes thereto and the schedules and other financial and accounting information, and the statistical information derived therefrom, included or incorporated by reference in the Registration Statement or the Prospectus, as to which we express no opinion) complies as to form in all material respects with the requirements of the Securities Act.

6. Each Incorporated Document (other than the financial statements and the notes thereto and the schedules and other financial and accounting information, and the statistical information derived therefrom, included or incorporated by reference in such Incorporated Document, as to which we express no opinion), when it was filed with the Commission or when it became effective under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable, complied as to form in all material respects with the requirements of the Exchange Act.

7. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

8. The Company is not and, after giving effect to the offering and sale of the Primary Shares and the application of the proceeds thereof as described in the Prospectus under the caption “Use of Proceeds,” will not be an “investment company,” as defined in the Investment Company Act of 1940, as amended.

9. No consent, approval, authorization, filing with or order of any court or governmental agency or body is required on behalf of the Company under the federal laws of the United States of America or under the DGCL in connection with the due execution, delivery and performance by the Company of the Underwriting Agreement and the issuance and sale of the Primary Shares, except (i) such as may be required under the Securities Act; (ii) such as may be required under the blue sky or securities laws of any jurisdiction, or by the Financial Industry Regulatory Authority, Inc. (“FINRA”), as to which we express no opinion, (iii) such other consents, approvals, authorizations, filings or orders as have been obtained and (iv) such authorizations, approvals, consents, licenses, orders, registrations, qualifications or decrees the failure so to obtain or file would not reasonably be expected to have a Material Adverse Effect.

10. Neither the issue and sale of the Primary Shares, nor the compliance by the Company with any of its obligations under the Underwriting Agreement, will result in a material breach or violation of (i) the Certificate of Incorporation or the Bylaws; (ii) the terms of any of the agreements listed on Schedule A hereto; (iii) the federal laws of the United States of America or the DGCL (excluding, in each case, antifraud rules or regulations); or (iv) any judgment, order or decree of any court, governmental or regulatory body, administrative agency, arbitrator or other authority having jurisdiction over the Company or any of the Company’s properties, which judgment, order or decree is known by us to be applicable to the Company or its properties.

11. To our knowledge, the Company has not entered into any material agreement or contract which is required to be filed as an exhibit to the Registration Statement in accordance with the applicable requirements of Regulation S-K, but which has not been so filed as requested.

12. The offering and sale of the Shares in Poland did not and does not require the publication of a prospectus or information memorandum in accordance with the Polish Act of July 29, 2005 on Public Offer, Conditions Governing the Introduction of Financial Instruments to Organized Trading, and Public Companies (Dz. U. 2005, No. 184, item 1539, as amended).

* * *

We have not undertaken to determine independently, and therefore do not assume any responsibility explicitly or implicitly for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package (as defined below) or the Prospectus (except to the extent set forth in paragraph 3 above). We have participated in conferences with officers of the Company, representatives of the Underwriters, representatives of counsel to the Underwriters and representatives of the Company’s independent public accountants, during which conferences the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus were reviewed and discussed. In the course of such discussions, and subject to the foregoing, nothing has come to our attention that causes us to believe that: (i) the Registration Statement, as of the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Pricing Disclosure Package, as of the Applicable Time (as defined below), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that we express no view with respect to (A) the Statement of Eligibility on Form T-1 under the Trust Indenture Act filed as an exhibit to the Registration Statement or (B) the financial statements and the notes thereto and the schedules and other financial and accounting information, and the statistical information derived therefrom, included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

Annex B

[Form of Opinion of Counsel for the Selling Stockholder]

1. The Selling Stockholder has full right, power and authority required by law to enter into the Underwriting Agreement and to sell, assign, transfer and deliver the Underwritten Shares being sold by it pursuant to the Underwriting Agreement.

2. The Underwritten Shares being sold by the Selling Stockholder in the offering are owned of record by the Selling Stockholder. To our knowledge, such Underwritten Shares are also owned beneficially by the Selling Stockholder and are free and clear of all adverse claims, options and other encumbrances.

3. Assuming that each Underwriter acquires the Underwritten Shares being sold to it by the Selling Stockholder pursuant to the Underwriting Agreement without notice of an adverse claim thereto, upon (a) acquisition by the Depository Trust Company (“DTC”) of the Underwritten Shares for the account of each Underwriter and acceptance of the Underwritten Shares for such Underwriter’s securities account and (b) payment therefor in accordance with the terms of the Underwriting Agreement, no action based on an adverse claim may be validly asserted against such Underwriter with respect to its interest in the Underwritten Shares. For purposes of this paragraph, the terms “adverse claim,” “notice of an adverse claim” and “securities account” have the respective meanings ascribed thereto in Sections 8-102(a)(i), 8-105 and 8-501 of the Uniform Commercial Code in effect in the State of New York.

4. To the best of such counsel’s knowledge, no consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the consummation by the Selling Stockholder of the transactions contemplated in the Underwriting Agreement, except as required under the Securities Act, applicable state securities or blue sky laws, and from FINRA.

Annex C

Time of Sale Information

Pricing Information Provided Orally by Underwriters

1. Number of Underwritten Shares offered by the Company: 6,850,000.

2. Number of Underwritten Shares offered by the Selling Stockholder: 1,500,000.

3. Over-allotment option: 835,000 shares.

4. Public offering price per share: $24.00.

Annex D

Pricing Term Sheet

Amount:	8,350,000 shares (6,850,000 primary & 1,500,000 secondary)
Issuer:	Central European Distribution
Description:	Follow-on

Exchange:	Nasdaq	Symbol:	CEDC

Price:	$24.00

Gross Spread:	$0.600

Stated S/C:	$0.335

		Pot Split Economics:
		Jefferies (45%) UniCredit (45%) Renaissance (10%)
Underwriting:	$0.15500

Management:	$0.11000

		Settlement Issues:

Trade Date:	7/20/2009	Effective Date:

Settlement Date:	7/24/2009	Effective Time:

Last Sale:	$25.43	File/Launch Date:	7/13/2009 ($24.31)

Comments:
		CUSIP:
Primary:	6,850,000

Secondary:	1,500,000

Max Greenshoe:	835,000

Joint Bookrunners	Jefferies & UniCredit
Co-Managers:	Renaissance

FORM OF LOCK-UP AGREEMENT

                     , 2009

Jefferies & Company, Inc.

520 Madison Avenue

16th Floor

New York, NY 10022

UniCredit CAIB Securities UK Ltd.

Moor House

120 London Wall

London EC2Y 5ET

United Kingdom

As Representatives of the several Underwriters listed in Schedule 1 to the Underwriting Agreement

Re:	Central European Distribution Corporation — Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representatives of the several Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Central European Distribution Corporation, a Delaware corporation (the “Company”), and the Selling Stockholder providing for the public offering (the “Public Offering”), by the Underwriters, of the Company’s common stock, $0.01 per share par value (the “Common Stock”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Common Stock, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Representatives, the undersigned will not, during the period (the “Lock-Up Period”) ending 90 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of the Representatives, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. Notwithstanding anything herein to the contrary, the undersigned shall be permitted to (A) establish or amend one or more sales plans (“Rule 10b5-1 Plans”) pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), provided that no sales under such Rule 10b5-1 Plans may occur during the Lock-Up Period; (B) transfer or otherwise dispose of any shares of Common Stock pursuant to any Rule 10b5-1 Plan of the undersigned existing on the date hereof; (C) exercise any options to purchase shares of Common Stock, which options have been granted pursuant to employee benefit plans of the Company existing on the date of the Underwriting Agreement; and (D) transfer shares of Common Stock either (x) as a bona fide gift or gifts, provided that the donee or donees thereof shall execute a lock-up agreement substantially in the form hereof agreeing not to dispose of such shares during the Lock-Up Period or (y) to any trust for the direct or indirect benefit of the undersigned or any member of the immediate family of the undersigned, provided that the trustee of such trust shall execute a lock-up agreement substantially in the form hereof agreeing not to dispose of such shares during the Lock-Up Period.

Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant with Rule 139 of the Securities Act of 1933, as amended, and the Company’s securities are actively traded as defined in Rule 101(c)(1) of Regulation M of the Exchange Act.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, if the Underwriting Agreement does not become effective on or before August 31, 2009, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released form all obligations under this Letter Agreement. The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

[NAME OF STOCKHOLDER/DIRECTOR/ OFFICER]

By:
Name:
Title: